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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

JUNE 12, 2002

PAYPAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49603 (Commission File Number)	77-0510487 (I.R.S. Employer Identification Number)

303 Bryant Street, Mountain View, California 94041
(Address of principal executive offices) (Zip Code)

(650) 864-8000
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

ITEM 7. EXHIBITS.

(c)
EXHIBITS

        The following exhibit is part of this Current Report on Form 8-K and is numbered in accordance with Item 601 of Regulation S-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated June 12, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

        Attached hereto as Exhibit 99.1 is a copy of a press release dated June 12, 2002 issued by PayPal, Inc. regarding New York regulatory developments and financial guidance for 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYPAL, INC. (Registrant)
Date: June 12, 2002	By:	/s/ ROELOF F. BOTHA Roelof F. Botha Chief Financial Officer

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press release filed on June 12, 2002 by PayPal, Inc.

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  ITEM 7. EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX